United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2023

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive
Suite 600
Saint Louis, Missouri 63141
(Address of principal executive offices)
(314) 529-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Appointment of New Principal Accounting Officer. Effective October 1, 2023, the Board of Directors of Perficient, Inc. (the “Company”) appointed Susan L. Adomite, age 47, as Senior Vice President, Controller and Principal Accounting Officer of the Company. Ms. Adomite has served as the Company’s Vice President and Controller since joining in 2018. Prior to joining the Company, Ms. Adomite served as vice president of accounting and controller at Isle of Capri Casinos, Inc. and, before that, in senior finance positions at Smurfit-Stone Container Corporation, Argosy Gaming Company, and Arthur Andersen LLP. Ms. Adomite received bachelor’s and master’s degrees in accounting from the University of Missouri - Columbia.

As Senior Vice President, Controller and Principal Accounting Officer of the Company, Ms. Adomite will receive an annual base salary of $295,000; an annual performance bonus of up to 50% of her annual base salary in the event the Company achieves certain performance targets; eligibility to receive discretionary share-based compensation awards under the Company’s long-term incentive compensation plan; and eligibility to participate in such insurance, disability, health, and medical benefits and retirement plans or programs as are from time to time generally made available to the Company’s executive employees. For more information regarding the Company’s annual performance bonus and share-based incentive programs, see the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 26, 2023.

There is no arrangement or understanding between Ms. Adomite and any other person pursuant to which Ms. Adomite was appointed as the Company’s Principal Accounting Officer. There are no related party transactions between the Company and Ms. Adomite, and there are no family relationships between Ms. Adomite and any of the directors or officers of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date:	October 3, 2023	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer